FORM 8-K

                  SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C. 20549





                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): April 28, 1995




                          ROSE'S STORES, INC.
        (Exact name of registrant as specified in its charter)


                               Delaware
            (State or other jurisdiction of incorporation)


0-631                                                       56-0382475
(Commission File Number)             (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                          27536
(Address of principal executive offices)                    (Zip Code)


                            (919) 430-2600
         (Registrant's telephone number, including area code)
PAGE
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Item 5.  Other Events

     On April 28, 1995, the Registrant satisfied the last condition for its emergence from bankruptcy by closing on its exit financing loans. The exit financing is a $125,000,000 three-year revolving credit facility with The First National Bank of Boston and The CIT
Group/Business Credit, Inc., as facility agents.   Under the exit
financing facility, trade suppliers who extend credit to the Registrant will be supported by a $5,000,000 letter of credit and a subordinated lien of $15,000,000 in the real estate properties of the Registrant.

     The foregoing description is merely a summary of certain material matters contained in the documents that are exhibits hereto. Such documents are incorporated by reference herein and should be read in full to obtain a full understanding of the matters summarized herein.

Item 7.  Financial Statements and Exhibits

(c)  The following exhibits are part of this report:

     (1)  Letter of Credit and Mortgage Trust Agreement dated
          May 8, 1995, between the Registrant and the Trustee, pursuant to the trade lien and subordinated letter of credit.

     (2)  Second Deed of Trust dated May 8, 1995, between the
          Registrant and the Trustee, pursuant to the trade lien.

     (3) Standby Letter of Credit dated May 8, 1995, issued by the First National Bank of Boston, to the Trustee for the benefit of the trade suppliers.

PAGE

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ROSE'S STORES, INC.



Date:  June 16, 1995     By:/s/ Jeanette R. Peters
                            Jeanette R. Peters
                            Senior Vice President
                            Chief Financial Officer

PAGE

                             EXHIBIT INDEX

Exhibit No.                   Description

     (1) Letter of Credit and Mortgage Trust Agreement dated May 8, 1995, between the Registrant and the Trustee, pursuant to the trade lien and subordinated letter of credit.

     (2)  Second Deed of Trust dated May 8, 1995, between the
          Registrant and the Trustee, pursuant to the trade lien.

     (3) Standby Letter of Credit dated May 8, 1995, issued by the First National Bank of Boston, to the Trustee for the benefit of the trade suppliers.

          Letter of Credit and Mortgage Trust Agreement

                        TABLE OF CONTENTS

                                                             Page


RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

DECLARATION OF TRUST . . . . . . . . . . . . . . . . . . . . .  3

ARTICLE I      DEFINITIONS
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

SECTION 1.01   Certain Defined Terms.. . . . . . . . . . . . .  3

SECTION 1.02   Certain References. . . . . . . . . . . . . . .  6

ARTICLE II     ACCEPTANCE OF TRUST; DELIVERY OF TRADE VENDOR
               L/C AND MORTGAGE;EXECUTION AND DELIVERY OF
               SUBORDINATION AGREEMENT . . . . . . . . . . . .  7

SECTION 2.01   Acceptance of Trust.. . . . . . . . . . . . . .  7

SECTION 2.02   Delivery and Receipt of Trade Vendor L/C and
               Mortgage                                      .  7

SECTION 2.03   Execution and Delivery of Subordination
               Agreement                                     .  7

ARTICLE III    DRAW NOTICE; DRAW UNDER TRADE VENDOR L/C. . . .  7

SECTION 3.01   Draw Notice.. . . . . . . . . . . . . . . . . .  7

SECTION 3.02   Draw by Trustee; Request for Vendor Information. 7

ARTICLE IV     MORTGAGE DEFAULT NOTICE; REMEDIES . . . . . . .  8

SECTION 4.01   Mortgage Default Notice . . . . . . . . . . . .  8

SECTION 4.02   Action upon Receipt of Mortgage Default Notice.  8

SECTION 4.03   Remedies in Respect of Mortgage Generally.  . .  8

SECTION 4.04   Appointment of a Receiver . . . . . . . . . . .  9

SECTION 4.05   Exercise of Powers. . . . . . . . . . . . . . .  9

SECTION 4.06   Remedies Not Exclusive. . . . . . . . . . . . .  9

ARTICLE V      DIRECTION BY TRADE COMMITTEE. . . . . . . . . . 10

SECTION 5.01   Direction by Trade Committee. . . . . . . . . . 10

ARTICLE VI     TRUSTEE'S RIGHTS AND REMEDIES . . . . . . . . . 11

SECTION 6.01   Rights and Remedies under Security. . . . . . . 11

SECTION 6.02   Right to Initiate Judicial Proceedings, Etc.. . 11

SECTION 6.03   Limitation on Trustee's Duties in Respect of
               Security. . . . . . . . . . . . . . . . . . . . 11

SECTION 6.04   Limitation by Law . . . . . . . . . . . . . . . .11

ARTICLE VII    NOTICE OF PAYMENT TO TRADE VENDORS  . . . . . . 12

SECTION 7.01   Notice of Payment to Trade Vendors. . . . . . . 12

ARTICLE VIII   PROCEEDS ACCOUNT  . . . . . . . . . . . . . . . 13

SECTION 8.01   The Proceeds Account. . . . . . . . . . . . . . 13

SECTION 8.02   Control of Proceeds Account.. . . . . . . . . . 13

SECTION 8.03   Investment of Funds Deposited in Account. . . . 13

ARTICLE IX     APPLICATION OF PROCEEDS . . . . . . . . . . . . 14

SECTION 9.01   Application of Proceeds.. . . . . . . . . . . . 14

SECTION 9.02   Payment of Proceeds.. . . . . . . . . . . . . . 15

ARTICLE X      ABSOLUTE RIGHTS OF TRADE VENDORS. . . . . . . . 15

SECTION 10.01  Absolute Rights of Trade Vendors. . . . . . . . 15

ARTICLE XI     AGREEMENTS WITH THE TRUSTEE AND THE MORTGAGE
               TRUSTEE . . . . . . . . . . . . . . . . . . . . 15

SECTION 11.01  Information as to Trade Vendors.. . . . . . . . 15

SECTION 11.02  Compensation and Expenses.. . . . . . . . . . . 17

SECTION 11.03  Stamp and Other Similar Taxes . . . . . . . . . 17

SECTION 11.04  Filing Fees, Excise Taxes, Etc. . . . . . . . . 17

SECTION 11.05  Indemnification.. . . . . . . . . . . . . . . . 18

SECTION 11.06  Further Assurances. . . . . . . . . . . . . . . 18

SECTION 11.07  Notification of Event of Default Under Credit
               Agreement. . . . . . . . . . . . . . . . . .    18

ARTICLE XII    THE TRUSTEE . . . . . . . . . . . . . . . . . . 19

SECTION 12.01  Exculpatory Provisions. . . . . . . . . . . . . 19

SECTION 12.02  Delegation of Duties. . . . . . . . . . . . . . 20

SECTION 12.03  Reliance by Trustee . . . . . . . . . . . . . . 20

SECTION 12.04  Limitations on Duties of the Trustee. . . . . . 21

SECTION 12.05  Moneys to Be Held in Trust. . . . . . . . . . . 21

SECTION 12.06  Resignation and Removal of Trustee. . . . . . . 22

SECTION 12.07  Trustee Appointed Attorney-in-Fact. . . . . . . 23

SECTION 12.08  Reasonable Care.. . . . . . . . . . . . . . . . 23

ARTICLE XIII   MISCELLANEOUS . . . . . . . . . . . . . . . . . 24

SECTION 13.01  Amendment or Waiver.. . . . . . . . . . . . . . 24

SECTION 13.02  Subordination Agreement.  . . . . . . . . . . . 24

SECTION 13.03  Notices.. . . . . . . . . . . . . . . . . . . . 24

SECTION 13.04  Headings. . . . . . . . . . . . . . . . . . . . 25

SECTION 13.05  Severability. . . . . . . . . . . . . . . . . . 25

SECTION 13.06  Claims Against Trustee. . . . . . . . . . . . . 25

SECTION 13.07  Binding Effect. . . . . . . . . . . . . . . . . 25

SECTION 13.08  Governing Law.. . . . . . . . . . . . . . . . . 25

SECTION 13.09  Counterparts. . . . . . . . . . . . . . . . . . 26

SECTION 13.10  Termination.. . . . . . . . . . . . . . . . . . 26

PAGE

          LETTER OF CREDIT AND MORTGAGE TRUST AGREEMENT


          This LETTER OF CREDIT AND MORTGAGE TRUST AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "Agreement") is dated as of May 8, 1995 and is entered into between Rose's Stores, Inc., a Delaware corporation, with an office at U.S. Highway #1 Business, Henderson, North Carolina 27536 (the "Company") and M.J. Sherman & Associates, Inc., a New York corporation, with an office at 333 East 68th Street, New York, New York 10021, as trustee (the "Trustee"). Initially capitalized terms used and not otherwise defined herein shall have the meanings set forth in Article I hereof.

                             RECITALS

          A. On September 5, 1993 the Company filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Eastern District of
North Carolina (the "Bankruptcy Court").

          B. On December 14, 1994 the Bankruptcy Court entered an order confirming the Company's First Amended Joint Plan of Reorganization dated October 4, 1994 (as so confirmed, and as modified and restated by the Company's Modified and Restated First Amended Joint Plan of Reorganization dated April 19, 1995 which was confirmed pursuant to an order of the Bankruptcy Court dated April 24, 1995, the "Plan").

          C. On April 28, 1995 the Company, as Borrower, entered into a Revolving Credit Agreement with The First National Bank of Boston ("FNBB") and The CIT Group/Business Credit, Inc. ("CIT"), as Facility Agents, FNBB, as Administrative Agent, and the lending institutions parties thereto, as Banks (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Banks have made and may hereafter make financial accommodations to the Company to facilitate consummation of the Plan and provide working capital to the Company.

          D. It is important to the success of the Company's business that, from and after consummation of the Plan on or about the date hereof, the Company's Trade Vendors extend terms to the Company and deliver goods needed by the Company to successfully operate its business.

          E. For purposes of inducing the Trade Vendors to extend terms and deliver to the Company the goods it needs to successfully operate its business by providing security for the Trade Obligations, simultaneously herewith, (i) the Company, as account party, has caused FNBB, as issuer, to issue a standby letter of credit in the face amount of $5,000,000 (as amended, amended and restated, supplemented, renewed, replaced or otherwise modified from time to time, the "Trade Vendor L/C") to the Trustee, as beneficiary, in trust for the Trade Vendors upon the terms and conditions set forth herein, a copy of which is annexed hereto as Exhibit A, and (ii) the Company, as grantor, has granted to Spruillco, Ltd, as trustee (the "Mortgage Trustee"), for the benefit of the Trustee, as beneficiary, a Second Deed of Trust, Assignment of Rents and Security Agreement dated as of the date hereof in the maximum principal amount of $15,000,000, with respect to all of the interests of the Company in the Henderson Property, subject and subordinate to the First Deed of Trust, Assignment of Rents and Security Agreement securing indebtedness under the Credit Agreement, dated as of April 27, 1995, granted by the Company to Spruillco, Ltd., as trustee, for the benefit of the Banks pursuant to the Credit Agreement upon the terms and conditions set forth in the Subordination Agreement, (such Second Deed of Trust granted for the benefit of the Trustee, as amended, supplemented or modified from time to time, the "Mortgage"), a copy of which is annexed hereto as Exhibit C. The Henderson Property is hereinafter sometimes referred to as the "Mortgaged Property".

          F. The rights and remedies of the Trustee in respect of the Trade Vendor L/C and the Mortgage are subject in all respects to the terms of the Subordination Agreement, dated as of the date hereof, among FNBB and CIT, as initial Banks, and the Trustee (the "Subordination Agreement"), a copy of which is attached hereto as Exhibit D.

          G. This Agreement is intended to establish a trust under which (i) the Trade Vendor L/C and the Mortgage (collectively, the "Security"), (ii) all amounts drawn by the Trustee under the Trade Vendor L/C (the "L/C Proceeds") and all cash and non-cash proceeds of the Mortgaged Property (the "Mortgage Proceeds" and collectively with the L/C Proceeds, the "Proceeds") and (iii) the Proceeds Account, (the right, title and interest of the Trustee in and to the Security, the Proceeds and the Proceeds Account being herein collectively referred to as the "Trust Estate") will be held by the Trustee in trust for, and for the benefit of, the Trade Vendors who have not been paid in full for goods heretofore delivered or hereafter delivered to the Company through and including the date immediately preceding the date on which a Draw Event and an Event of Default occur under the Trade Vendor L/C and the Mortgage, respectively.

          H. This Agreement is further intended to set forth the terms and conditions upon which the Trust Estate will be administered by the Trustee, the rights and remedies of the Trade
Vendors with respect to the Trust Estate and certain other related matters.

                       DECLARATION OF TRUST

          NOW, THEREFORE, in order to induce the Trade Vendors to deliver goods to the Company and to provide security for payment of the obligations the Company has heretofore incurred subsequent to the Filing Date (as such term is defined in the Plan) and expects to hereafter incur to the Trade Vendors through and including the date immediately preceding the date on which a Draw Event occurs in the amount of the unpaid invoiced cost of goods delivered to the Company by the Trade Vendors as shown from time to time on the books and records of the Company (the "Trade Obligations"), and in consideration of the premises and the mutual agreements set forth herein, the Company hereby confirms that it has caused the Trade Vendor L/C to be issued to the Trustee and the Mortgage to be granted for the benefit of the Trustee, and the Trustee does hereby declare that it holds and will hold the Trade Vendor L/C and the Mortgage as trustee in trust under this Agreement, and the Company does hereby consent thereto.

          TO HAVE AND TO HOLD, the Trust Estate unto the Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever or until terminated in accordance with the terms hereof;

          IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein for the benefit of the Trade Vendors and for the enforcement of the payment of the Trade Obligations, and for the performance of and compliance with the covenants and conditions of this Agreement and the Mortgage.

                            ARTICLE I
                           DEFINITIONS

          SECTION 1.01   Certain Defined Terms.  The following
terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Administrative Agent" has the meaning set forth in the Credit Agreement.

          "Agreement" has the meaning set forth in the preamble to this Agreement.

          "Authorized Officer" means the Chairman, the President, any Vice President, the Secretary or the Treasurer of a Person or any other officer designated as an "Authorized Officer" by the Board of Directors (or equivalent governing body) of such Person and shall include, with respect to the Trade Committee, the counsel to the Trade Committee.

          "Banks" has the meanings set forth in the Credit
Agreement.

          "Bankruptcy Code" means Title 11 of the United States
Code, 11 U.S.C. Sections 101 et seq., as amended.

          "Bankruptcy Court" has the meaning set forth in Paragraph A of the Recitals to this Agreement.

          "Business Day" means a day other than a Saturday, Sunday or other day on which banks in Boston, New York City or in the city in which the Trustee maintains its office administering the Trust Estate are required or authorized by law to close.

          "CIT" has the meaning set forth in Paragraph C of the Recitals to this Agreement.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Credit Agreement" has the meaning set forth in Paragraph C of the Recitals of this Agreement.

          "Draw Event" means an event after the occurrence of which the Trustee, by certifying that such event has in fact occurred, has the right to draw the full amount of the Trade Vendor L/C (a copy of which is attached hereto as Exhibit A) as provided for therein.

          "Draw Notice" has the meaning set forth in Section
3.01.

          "Event of Default" means an "Event of Default" under and as defined in the Mortgage provided, that such "Event of Default" also constitutes a Draw Event.

          "FNBB" has the meaning set forth in Paragraph C of the Recitals to this Agreement.

          "Henderson Property" means the Company's warehouse distribution center, corporate offices, data processing center and graphics production center located in Henderson, North
Carolina.

          "Individual Payment Notice" shall have the meaning set forth in Section 7.01.

          "L/C Proceeds" has the meaning set forth in Paragraph G of the Recitals to this Agreement.

          "Mortgage" has the meaning set forth in Paragraph E of the Recitals to this Agreement.

          "Mortgage Default Notice" has the meaning set forth in
Section 4.01.

          "Mortgage Proceeds" has the meaning set forth in Paragraph G to this Agreement.

          "Mortgaged Property" has the meaning set forth in Paragraph E of the Recitals to this Agreement.

          "Mortgage Trustee" has the meaning set forth in Paragraph E of the Recitals to this Agreement.

          "Note" means the Trade Debt Note, dated the date hereof, in the maximum principal amount of $15,000,000 made by the Company to the Trustee, a copy of which is annexed hereto as Exhibit B.

          "Permitted Investments" means (a) marketable securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than three months from the date of acquisition, (b) time deposits and certificates of deposit of, or money market or similar accounts with, any domestic commercial bank of recognized standing having capital and surplus in excess of U.S. $100,000,000 and a Keefe Bank Watch Rating of C or better, with maturities of not more than three months from the date of acquisition, (c) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 on the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within three months after the date of acquisition, (d) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (b) above or with a securities dealer acceptable to the Trustee.

          "Person" means an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, a trust, an unincorporated association, a joint venture, a governmental entity or another entity of whatever nature.

          "Plan" has the meaning set forth in Paragraph B of the Recitals to this Agreement.

          "Proceeds" has the meaning set forth in Paragraph G of the Recitals to this Agreement.

          "Proceeds Account" has the meaning set forth in Section
8.01.

          "Public Payment Notice" has the meaning set forth in
Section 7.01.

          "Security" has the meaning set forth in Paragraph G of the Recitals to this Agreement.

          "Senior Indebtedness" has the meaning set forth in the Subordination Agreement.

          "Subordination Agreement" has the meaning set forth in Paragraph E of the Recitals to this Agreement.

          "Trade Committee" means the Post-Effective Date Trade
Committee under and as defined in the Plan.

          "Trade Obligations" has the meaning set forth in the Declaration of Trust made in the Recitals to this Agreement.

          "Trade Vendor Information" has the meaning set forth in
Section 11.01.

          "Trade Vendor L/C" has the meaning set forth in Paragraph E of the Recitals to this Agreement.

          "Trade Vendor Payable Amount" has the meaning set forth in Section 7.01.

          "Trade Vendors" means trade vendors of the Company who have extended or who hereafter extend terms to the Company for goods delivered to the Company, other than on consignment, through and including the date immediately preceding the date on which a Draw Event occurs.

          "Trust Estate" has the meaning set forth in Paragraph G of the Recitals to this Agreement.

          "Trustee" has the meaning set forth in the preamble to this Agreement.

          SECTION 1.02  Certain References.   The words "hereof",
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section, schedule and exhibit references are to this Agreement unless otherwise specified. References to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.

                            ARTICLE II
                      ACCEPTANCE OF TRUST;
           DELIVERY OF TRADE VENDOR L/C AND MORTGAGE;
                   EXECUTION AND DELIVERY OF
                    SUBORDINATION AGREEMENT

          SECTION 2.01 Acceptance of Trust. The Trustee, for itself and its successors, hereby accepts the trust created by this Agreement upon the terms and conditions hereof. Further, the Trustee, for itself and its successors, does hereby declare that it will hold the Trust Estate for the benefit of the Trade Vendors upon the trusts herein set forth.

          SECTION 2.02 Delivery and Receipt of Trade Vendor L/C and Mortgage. On the date hereof, the Company has caused FNBB to issue and deliver the Trade Vendor L/C to the Trustee and, on or before the date hereof, the Company has executed and delivered the Mortgage to and for the benefit of the Trustee. The Trustee hereby acknowledges receipt of the Trade Vendor L/C and the Mortgage and agrees to hold the Trade Vendor L/C and the Mortgage in trust and for the benefit of the Trade Vendors upon the terms and conditions set forth in this Agreement and in the Mortgage and subject to the terms of the Subordination Agreement.

          SECTION 2.03 Execution and Delivery of Subordination Agreement. On the date hereof, the Trustee has executed and delivered to the Administrative Agent and CIT the Subordination Agreement in the form approved, and as directed, by the Trade Committee.

                          ARTICLE III
                    DRAW NOTICE; DRAW UNDER
                        TRADE VENDOR L/C

          SECTION 3.01 Draw Notice. If a Draw Event shall have occurred, the Trade Committee shall have the right to deliver to the Trustee at any time, at its option, an irrevocable written notice (the "Draw Notice"), substantially in the form attached hereto as Exhibit E, stating that a Draw Event has occurred and directing the Trustee to promptly draw the full amount of the Trade Vendor L/C. The Trade Committee shall, at the time it delivers the Draw Notice to the Trustee or at any time thereafter, deliver a copy of the Draw Notice to the Company and the Administrative Agent.

          SECTION 3.02 Draw by Trustee; Request for Vendor Information. Upon receipt of the Draw Notice, the Trustee agrees that it will promptly draw the full amount of the Trade Vendor L/C, promptly deposit such amount in the Proceeds Account in accordance with Section 8.01 and promptly request from the

Company the Trade Vendor Information the Company has agreed to furnish pursuant to Section 11.01.

                            ARTICLE IV
                MORTGAGE DEFAULT NOTICE; REMEDIES

          SECTION 4.01 Mortgage Default Notice. After all Senior Indebtedness has been paid in full in cash and all commitments under the Credit Agreement have been terminated, if an Event of Default shall have occurred, the Trade Committee shall have the right to deliver to the Trustee at any time, at its option, an irrevocable written notice (the "Mortgage Default Notice"), substantially in the form attached hereto as Exhibit F, stating that an Event of Default has occurred and directing the Trustee to cause the Mortgage Trustee to take such action as therein requested by the Trade Committee with respect to the Mortgage and the Mortgaged Property (which action may include, without limitation, subject to the terms and conditions of the Subordination Agreement, the institution of any remedies provided by the Mortgage, by law or by this Agreement).

          SECTION 4.02 Action upon Receipt of Mortgage Default Notice. Upon receipt of the Mortgage Default Notice, the Trustee shall (or at such later time as shall be the first time when such action is permitted to be taken pursuant to the Subordination Agreement and the Mortgage) cause the Mortgage Trustee to promptly commence such action as is requested by the Trade Committee in the Mortgage Default Notice or any notice supplemental thereto authorized or permitted by the Mortgage.

          SECTION 4.03  Remedies in Respect of Mortgage
Generally.
  (a) The Company hereby irrevocably constitutes and appoints the Mortgage Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Company or its own name, from time to time in the Mortgage Trustee's discretion, after action by the Mortgage Trustee is permitted pursuant to the Subordination Agreement and the Mortgage, for the purpose of carrying out the terms of the Mortgage, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Mortgage Trustee the power and right on behalf of the Company, without notice to or assent by the Company, to do (to the extent permitted under the Mortgage) the following:

               (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue hereof and thereof,

               (ii)  to receive, take, endorse, assign and
     deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Mortgage Trustee in connection herewith and therewith,

               (iii)  to commence, file, prosecute, defend,
     settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith,

               (iv) to sell, transfer, assign, lease or rent all or any portion of or otherwise deal in or with the Mortgaged
     Property or any part thereof as fully and effectually as if the Mortgage Trustee was the absolute owner thereof,

               (v) to make demands, give consents and releases or partial releases, and to exercise any other rights contemplated or permitted by the Mortgage, and

               (vi) to do, at its option and at the expense and for the account of the Company, at any time and from time to time, all acts and things which the Mortgage Trustee deems necessary to protect or preserve the Mortgaged Property and to realize upon the Mortgaged Property.

          SECTION 4.04 Appointment of a Receiver. If a receiver of the Mortgaged Property or other part of the Trust Estate shall be appointed in judicial proceedings, the Mortgage Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Mortgage Trustee shall be entitled to retain possession and control of all cash held by or deposited with it or its agents pursuant to any provision of the Mortgage.

          SECTION 4.05 Exercise of Powers. Subject to the provisions of Section 5.01(c), all of the powers, remedies and rights of the Mortgage Trustee as set forth in this Agreement may be exercised by the Mortgage Trustee in respect of the Mortgage and the Mortgaged Property as though set forth at length therein and all the rights, remedies and powers of the Mortgage Trustee as set forth in the Mortgage may be exercised from time to time as herein and therein specified; provided, that, nothing in this Agreement shall be construed to impose a duty on the Mortgage Trustee to take any action without first receiving direction from the Trustee to do the same.

          SECTION 4.06  Remedies Not Exclusive.
  (a) No remedy conferred upon or reserved to the Trustee or the Mortgage Trustee herein or in the Mortgage is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Mortgage or now or hereafter existing at law or in equity or by statute. All rights and remedies of the Trustee and the Mortgage Trustee shall be subject to the terms of the Subordination Agreement.

          (b) No delay or omission of the Trustee or the Mortgage Trustee, respectively, to exercise any right, remedy or power accruing upon a Draw Event and an Event of Default, respectively, shall impair any such right, remedy or power or shall be construed to be a waiver of such Draw Event and Event of Default, respectively, or any acquiescence therein; and every right, power and remedy given by this Agreement to the Trustee or by this Agreement or the Mortgage to the Mortgage Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee and the Mortgage Trustee, respectively.

          (c) The Company expressly agrees that all rights of action and rights to assert claims upon or under the Mortgage may be enforced by the Mortgage Trustee without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Mortgage Trustee shall be brought in its name as Mortgage Trustee and any recovery or judgment shall be held as part of the Trust Estate.

                            ARTICLE V
                   DIRECTION BY TRADE COMMITTEE

          SECTION 5.01 Direction by Trade Committee. (a) Subject to Section 6.04 and the terms of the Subordination Agreement, if a Draw Event and Event of Default shall have occurred and the Trustee shall have received a Draw Notice or Mortgage Default Notice with respect thereto:

               (i)  in addition to taking such action as is
          required by Sections 3.02 and 4.02 the Trustee shall, subject to Section 6.04, take such other action as is necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement as the Trade Committee shall request in writing; and

               (ii)  the Trustee shall follow the written
          directions of the Trade Committee with respect to the time, method and place of taking any action required by the preceding paragraph (i) or, if no such direction is provided, then the Trustee may take such action in the manner it deems necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement, provided that nothing in this Agreement shall be construed to impose a duty on the Trustee to take any discretionary action without first receiving a direction from the Trade Committee to do the same.

          (b) Nothing in this Section 5.01 shall impair the right of the Trustee in its discretion to take or omit to take any action deemed proper by the Trustee and which action or omission is not inconsistent with the direction of the Trade Committee; provided, however, the Trustee shall not be under any obligation to take any action which is discretionary with the Trustee under the provisions hereof without the prior written direction of the Trade Committee.

                            ARTICLE VI
                  TRUSTEE'S RIGHTS AND REMEDIES

          SECTION 6.01 Rights and Remedies under Security. This Agreement does not enlarge or otherwise modify the rights that the Trustee holds for the benefit of the Trade Vendors with respect to the Trade Vendor L/C or the Mortgaged Property under the Mortgage or under the law, and does not confer any additional such rights, but rather is intended to provide a mechanism for the Trustee, on behalf of the Trade Vendors to enforce such rights. Without limiting the generality of the foregoing, nothing in this Agreement shall permit the Trustee to exercise any remedy with respect to the Trade Vendor L/C, or the Trustee or the Mortgage Trustee to exercise any remedy with respect to the Mortgaged Property, except to the extent specifically provided under the Trade Vendor L/C or the Mortgage and except as permitted by the Subordination Agreement.

          SECTION 6.02 Right to Initiate Judicial Proceedings, Etc. Subject to the terms of the Subordination Agreement, upon the occurrence of a Draw Event and Event of Default, (a) the Trustee and the Mortgage Trustee shall have the right and power to institute and maintain such suits and proceedings as either of them may deem appropriate to protect and enforce the rights vested in the Trustee and the Mortgage Trustee by this Agreement and the Mortgage and (b) the Trustee and the Mortgage Trustee may either (and in the case of the Mortgage, after entry or without entry), proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Mortgaged Property and to sell all or, from time to time, any of the Mortgaged Property under the judgment or decree of a court of competent jurisdiction; provided, that, nothing in this Agreement shall be construed to impose a duty on the Trustee to take any discretionary action without first receiving direction from the Trade Committee to do the same.

          SECTION 6.03 Limitation on Trustee's Duties in Respect of Security. Beyond the duties set forth in this Agreement, the Trustee shall not have any duty to the Company or the Trade Committee as to any Security in the Trustee's possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Trustee shall be liable for its failure to exercise reasonable care in the handling of moneys and securities actually received by it.

          SECTION 6.04 Limitation by Law. All rights, remedies and powers provided to the Trustee and the Mortgage Trustee by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

                          ARTICLE VII
                       NOTICE OF PAYMENT
                        TO TRADE VENDORS

          SECTION 7.01 Notice of Payment to Trade Vendors. (a) Promptly after a Draw Event and promptly after receipt of a Mortgage Default Notice from the Trade Committee, and, in each case, after receipt from the Company of the Trade Vendor Information provided by the Company pursuant to Section 11.01, the Trustee shall mail a notice (the "Individual Payment Notice"), substantially in the form attached hereto as Exhibit G, to each of the Trade Vendors (i) notifying each of them that (x) a Draw Event and an Event of Default has occurred under the Trade Vendor L/C and the Mortgage, respectively, (y) the Trustee has drawn the L/C Proceeds under the Trade Vendor L/C and is holding for distribution or has distributed, as the case may be, the L/C Proceeds in accordance with the terms of this Agreement and (z) as to any action taken by the Trustee or the Mortgage Trustee with respect to the Mortgage, and (ii) advising each of them of the amount of the Trade Obligations owing to each of them, respectively, as of the date of such Trade Vendor Information (the "Trade Vendor Payable Amount"). The Payment Notice shall further state that the Trade Vendor Payable Amount set forth in the Payment Notice shall be deemed correct and shall be the amount used by the Trustee in calculating the distributions to be made to the Trade Vendors pursuant to this Agreement, unless within 20 days of the mailing of the Payment Notice, a Trade Vendor shall provide to the Trustee and the Company contrary information as to the Trade Vendor Payable Amount owed to it, in which case, the Trustee shall reserve sufficient funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved by the parties thereto.

          (b) Substantially contemporaneous with the mailing of the Individual Payment Notices to the Trade Vendors in accordance with clause (a) above, the Trustee shall publish a notice (the "Public Payment Notice"), in substantially the form attached hereto as Exhibit H, which (i) shall be published in each of the Wall Street Journal and Women's Wear Daily once during the same business week and once during the immediately following business week, (ii) contains the same information as is required to be contained in the Individual Payment Notice pursuant to clause (i) of Section 4.01(a), (iii) states that if any Trade Vendor has not received an Individual Payment Notice, such Trade Vendor may notify the Trustee and the Company in writing of the amount of the Trade Obligations owed to it and (iv) specifies a date, which shall be 20 days after the date of first publication of the Public Payment Notice, on or before which any Trade Creditor who has not received a Payment Notice shall, if it wishes to receive a distribution under this Agreement, notify the Trustee and the Company in writing of the amount of the Trade Obligations due and owing to such Trade Vendor. In the event the Company shall have provided to the Trustee contrary information with respect to such Trade Vendor, the Trustee shall reserve sufficient funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved by the parties thereto.

                          ARTICLE VIII
                        PROCEEDS ACCOUNT

          SECTION 8.01 The Proceeds Account. From and after receipt of a Draw Notice or an Event of Default Notice and until the L/C Proceeds and Mortgage Proceeds have been fully distributed in accordance with the terms of this Agreement, the Trustee shall establish and maintain a bank account at a bank meeting the qualifications of a bank in which Permitted Investments may be made as provided for herein, which bank account shall be entitled the "Rose's Trade Vendor Account" (the "Proceeds Account"). All L/C Proceeds and Mortgage Proceeds shall be promptly deposited in the Proceeds Account and thereafter held by the Trustee as part of the Trust Estate and promptly distributed in accordance with Section 9.01 and the other provisions of this Agreement.

          SECTION 8.02 Control of Proceeds Account. All right, title and interest in and to the Proceeds shall vest in the Trustee and funds on deposit in the Proceeds Account shall constitute part of the Trust Estate. The Proceeds Account shall be subject to the exclusive dominion and control of the Trustee.

          SECTION 8.03.  Investment of Funds Deposited in
Account. To the extent the Proceeds are on deposit in the Proceeds Account in accordance with the terms of this Agreement, the Trustee shall invest and reinvest such funds solely in

Permitted Investments. All such investments and the interest and income received thereon shall be held in the Proceeds Account as part of the Trust Estate. The Trustee shall have no responsibility for any loss resulting from a fluctuation in interest rates or the sale or other disposition of any Permitted Investment prior to its maturity date or otherwise. The Trustee shall have a reasonable period of time in which to reinvest the moneys on deposit in the Proceeds Account. In addition to the payment of expenses incurred by the Trustee pursuant to any other Section of this Agreement, the Trustee may deduct from the funds on deposit in the Proceeds Account all of the actual and reasonable costs and expenses that the Trustee or the Mortgage Trustee may incur in connection with (a) the exercise or enforcement of any of the rights and remedies of the Trustee hereunder or under the Trade Vendor L/C or the Trustee or the Mortgage Trustee under the Mortgage and (b) the custody or preservation of Trust Estate.

                            ARTICLE IX
                     APPLICATION OF PROCEEDS

          SECTION 9.01 Application of Proceeds. All L/C Proceeds and all Mortgage Proceeds and all other moneys in the Proceeds
Account shall promptly be applied as follows:

          FIRST: To the payment of (i) compensation due and payable to the Trustee for services hereunder, and (ii) all costs, expenses and liabilities incurred by the Trustee and the Mortgage Trustee in connection with the exercise or enforcement of the rights, duties and remedies of the Trustee and the Mortgage Trustee under this Agreement, the Trade Vendor L/C and the Mortgage including, without limitation, the reasonable fees and disbursements of counsel for the Trustee and the Mortgage Trustee.

          SECOND: After payment in full of the outstanding obligations described in subsection 9.01 FIRST, to the payment of all costs, expenses and liabilities incurred by the Trade Committee in connection with the exercise of its rights, duties or remedies under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Trade Committee.

          THIRD:   After payment in full of the outstanding
     obligations described in subsection 9.01 SECOND, to the ratable payment of the Trade Obligations then outstanding;
     and

          FOURTH:  After payment in full of all of the Trade
     Obligations, to the Company or to its order, or as a court of competent jurisdiction may direct.

          SECTION 9.02 Payment of Proceeds. All payments required to be made hereunder to each of the Trade Vendors in respect of the Trade Obligations shall be made directly to each of the Trade Vendors, at the respective addresses for each of the Trade Vendors provided to the Trustee by the Company pursuant to
Section 11.01 of this Agreement or at such other more current address of which the Trustee shall become aware. All such payments shall be (subject to any decree of any court of competent jurisdiction) final.


                           ARTICLE X
                ABSOLUTE RIGHTS OF TRADE VENDORS

          SECTION 10.01 Absolute Rights of Trade Vendors. Notwithstanding any other provision of this Agreement or any provision of the Mortgage, the right of each Trade Vendor, which is absolute and unconditional, to receive payment of the Trade Obligations owed to such Trade Vendor on or after the due date thereof as set forth on the books and records of the Company, to institute suit for the enforcement of such payment on or after such due date, or to assert its position as a creditor in a case under the Bankruptcy Code in which the Company is a debtor, or the obligation of the Company, which is also absolute and unconditional, to pay the Trade Obligations owed to such Trade Vendor at the time and place expressed therein, shall not be impaired or affected without the written consent of such Trade Vendor. In addition, every right of each Trade Vendor to receive payment or collateral security from sources other than the Trust Estate shall not be, and is not hereby, impaired or affected. Without limiting the generality of the foregoing, no Trade Vendor shall be hereby obligated to share with any other Trade Vendor any proceeds of such collateral, any guaranty or right of set-off; nor shall any Trade Vendors right to receive its ratable share of proceeds of the Trust Estate or any part thereof hereunder be diminished by or affected in any way by its right to receive proceeds of any other collateral, set-off, payment upon a guaranty or payment from any other source. In no event shall any Trade Vendor have the right to receive more than the amount of Trade Obligations owed to such Trade Vendor.

                            ARTICLE XI
                   AGREEMENTS WITH THE TRUSTEE
                     AND THE MORTGAGE TRUSTEE

          SECTION 11.01 (a) Information as to Trade Vendors. In connection with the distributions to be made by the Trustee after the occurrence of a Draw Event and Event of Default pursuant to
Section 9.01, the Company agrees that it shall promptly deliver, or cause to be delivered, to the Trustee, from time to time, upon the request of the Trustee or the Trade Committee, but not more than once each month, a list setting forth the following (the

"Trade Vendor Information"): (1) the aggregate outstanding amount of the Trade Obligations, (2) the names and addresses of all Trade Vendors, including the contact Person at each Trade Vendor, and the unpaid principal amount and all other unpaid amounts in respect of Trade Obligations known to the Company to be owing to each such Trade Vendor and (3) such other information regarding the Trade Vendors and the Trade Obligations necessary to effectuate such distributions as the Trustee or the Trade Committee may reasonably request. Unless otherwise specified herein, the Trustee may for all purposes hereunder rely on such information provided by the Company unless (i) the Trustee shall have actual knowledge of any inaccuracy or (ii) any Trade Vendor shall provide contrary information with respect to such Trade Vendor, in which case the Trustee shall proceed as set forth in
Section 7.01.

          (b) Confidentiality. Except for (i) Trade Vendor Information furnished by the Company to the Trustee pursuant to
Section 11.01(1) and (2) which is disclosed by the trustee to the Trade Vendors in accordance with Section 7.01, and (ii) Trade Vendor Information which is or hereafter becomes available to the public, the Trustee shall maintain the confidentiality of any Trade Vendor Information designated by the Company as confidential (the "Confidential Information") and the content of all such Confidential Information, and will not provide or reveal the Confidential Information or its content to any Trade Vendor or other person without the express written consent of the Company. The Trustee shall not be permitted to use, and hereby agrees not to use, any such Confidential Information for any purpose other than to effectuate distributions to Trade Vendors pursuant to this Agreement. In the event that the Trustee is requested or required, by law or legal process, to disclose any of the Confidential Information, the Trustee shall notify immediately the Company of any such request, and, in such event, the Company may seek and pursue any such action, including, without limitation, the commencement of judicial or administrative proceedings in law or equity. In the event that, in the absence of a protective order or the receipt of a written waiver from the Company, the Trustee nonetheless, in the opinion of counsel, is compelled by law to disclose Confidential Information concerning the Company or else be liable for contempt or subject to other censure or penalty, the Trustee shall be permitted to disclose such information without liability under this Agreement only to the extent necessary to avoid such liability, censure or penalty. The Trustee acknowledges and agrees that the Company shall be entitled to enforce the provisions of this Section 11.01(b) by specific performance and injunctive relief in the event of any breach thereof by the Trustee, any Trade Vendor or any other person. The Trustee's obligations under this Section 11.01(b) shall survive the termination of the other provisions of this Agreement.

          SECTION 11.02 Compensation and Expenses. The Company agrees to pay to the Trustee and any successor trustee appointed hereunder and to the Mortgage Trustee, as applicable, from time to time upon demand, (i) reasonable compensation for the services of the Trustee hereunder and for administering the Trust Estate pursuant to a letter agreement, dated as of the date hereof, between the Company and the Trustee and (ii) all the costs and expenses of the Trustee and the Mortgage Trustee (including, without limitation, the reasonable fees and disbursements of counsel to the Trustee and the Mortgage Trustee and such special counsel as the Trustee or the Mortgage Trustee elects to retain)
(A) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement or the enforcement of any of the provisions hereof, the Trade Vendor L/C or the Mortgage or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of the Mortgaged Property pursuant to the Mortgage and the preservation, protection or defense of the Trustee's rights under this Agreement and the Trustee's and Mortgage Trustees rights under the Mortgage and in and to the Trust Estate, and the exercise of the Trustee's rights under this Agreement and the Mortgage and in and to the Trust Estate. The Company's obligations under this Section 11.02 shall survive the termination of the other provisions of this Agreement.

          SECTION 11.03 Stamp and Other Similar Taxes. The Company agrees to indemnify and hold harmless the Trustee and the Mortgage Trustee from any present or future claim for liability for any stamp or other similar tax and any penalties or interest or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the Note, the Mortgage or the Mortgaged Property. The obligations of the Company under this Section 11.03 shall survive the termination of the other provisions of this Agreement.

          SECTION 11.04 Filing Fees, Excise Taxes, Etc. The Company agrees to pay or to reimburse the Trustee and the Mortgage Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement, the Note and the Mortgage. The obligations of the Company under this Section
11.04 shall survive the termination of the other provisions of this Agreement.

          SECTION 11.05 Indemnification. (a) The Company agrees to pay, indemnify, and hold harmless the Trustee and the Mortgage Trustee and each of the agents thereof from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses and disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Note, the Mortgage and the Trust Estate, unless arising from the gross negligence or willful misconduct of the Trustee the Mortgage Trustee, as the case may be, or such agents thereof as are seeking indemnification or the failure of the Trustee or the Mortgage Trustee or any such agents to exercise reasonable care in the handling of moneys or securities actually received by the Trustee or any such agents.

               (b) In any suit, proceeding or action brought by the Trustee or the Mortgage Trustee under or with respect to the Trade Vendor L/C, the Note, the Mortgage or the Mortgaged Property for any sum owing thereunder, or to enforce any provisions thereof, the Company will save, indemnify and hold harmless the Trustee and the Mortgage Trustee from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (unless such expense, loss or damage is caused by the gross negligence or willful misconduct of the Trustee or the Mortgage Trustee, or the failure of the Trustee, as the case may be, to (i) exercise reasonable care in the handling of moneys and securities actually received by the Trustee or the Mortgage Trustee or (ii) comply with the provisions of Section 11.01(b) of this Agreement), arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Company and all such obligations shall be and remain enforceable against and only against the Company and shall not be enforceable against the Trustee or the Mortgage Trustee, as the case may be. The agreements in this Section 11.05 shall survive the termination of the other provisions of this Agreement.

       SECTION 11.06 Further Assurances. (a) Each of the Company and the Trustee agrees that it will promptly correct any defect or error that may be discovered in this Agreement, the Note or the Mortgage or in the execution, acknowledgment or recordation thereof, as applicable.

               (b) The Company agrees that from time to time, at its own expense, promptly upon reasonable request by the Trustee or the Mortgage Trustee, it also will do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all further acts, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances, and other instruments as the Trustee or the Mortgage Trustee may reasonably request from time to time in order (i) to carry out more effectively the purposes of this Agreement and (ii) to enable the Trustee to exercise and enforce its rights and remedies hereunder and under the Trade Vendor L/C,
(iii) to subject to the lien created by the Mortgage, any of the properties, rights or interests of the Company covered or now or hereafter intended to be covered by the Mortgage, (iv) to perfect and maintain the validity, effectiveness and priority of the Mortgage and the lien intended to be created thereby, (v) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Trustee or the Mortgage Trustee, as the case may be, the rights granted or now or hereafter intended to be granted to the Trustee under the Trade Vendor L/C or to the Trustee or the Mortgage Trustee under the Mortgage or under any other instrument executed in connection therewith to which it is or may become a party, and (vi) to enable the Trustee and the Mortgage Trustee to exercise and enforce its respective rights and remedies hereunder and under the Mortgage, respectively;
provided, however, that this Section 11.06(b) shall not be construed to require the Company to grant any lien other than expressly provided for in this Agreement or affect the limitations or the rights of the Trustee pursuant to the Subordination Agreement. Without limiting the generality of the foregoing, the Company will take any and all such actions reasonably required to be taken by it pursuant to the Mortgage.

          (c) The Company hereby authorizes the Mortgage Trustee to file one or more financing or continuation statements, and amendments thereto, relative to the Mortgaged Property without the signature of the Company where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law.

          (d) The Company shall furnish to the Mortgage Trustee from time to time such reports in connection with the Mortgaged
Property as the Mortgage Trustee may reasonably request.

          SECTION 11.07  Notification of Event of Default Under
Credit Agreement. The Company shall promptly notify the Trustee of the occurrence of an Event of Default under and as defined in the Credit Agreement.
                             ARTICLE XII
                          THE TRUSTEE

          SECTION 12.01 Exculpatory Provisions. (a) The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein, all of which are made solely by the Company. The Trustee makes no representation as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Company to the Mortgaged
Property, or as to the validity, execution (except the Trustee's own execution), enforceability, legality or sufficiency of this

Agreement, the Trade Vendor L/C, the Mortgage or the Trade Obligations and, except as otherwise expressly provided for herein, the Trustee shall incur no liability or responsibility in respect of any such matters. The Trustee shall not be responsible for insuring the Trust Estate or the payment of any taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event that the Trustee enters into possession of a part or all of the Trust Estate, the Trustee shall preserve the part in its possession.

          (b) The Trustee shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein, the Mortgage or with respect to any of the Trade Obligations.

          (c) The Trustee shall not be personally liable for any action taken or omitted to be taken by the Trustee in accordance with this Agreement, the Trade Vendor L/C or the Mortgage except for its own gross negligence or willful misconduct and its failure to exercise reasonable care in the handling of moneys or securities actually received by it.

          SECTION 12.02 Delegation of Duties The Trustee may execute any of the trusts hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of the Company or any affiliate of the Company). The Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by it in good faith.

          SECTION 12.03  Reliance by Trustee
   (a) Whenever in the administration of the trusts of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder, under the Trade Vendor L/C or the Mortgage, unless otherwise provided herein or therein, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Company or the Trade Committee delivered to the Trustee, and such certificate shall constitute a full warranty to the Trustee for any action taken, suffered or omitted in reliance thereon unless the Trustee shall have actual knowledge of an inaccuracy therein.

          (b) The Trustee may consult with independent counsel and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith unless the Trustee has actual knowledge or a reason to question the validity or accuracy of such opinion or of any assumption expressed therein as the basis for such opinion. The Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

          (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond, or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of gross negligence or willful misconduct, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement.

          SECTION 12.04  Limitations on Duties of the Trustee

          (a) The Trustee undertakes to perform only the duties expressly set forth herein.

          (b) The Trustee may exercise the rights and remedies granted to it by this Agreement, the Trade Vendor L/C or the Mortgage, but only pursuant to the terms hereof and thereof and of the terms of the Subordination Agreement, and the Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Trade Committee subject to the terms hereof, the terms of the Trade Vendor L/C and the terms of the Mortgage.

          (c) Except as herein otherwise expressly provided, the Trustee shall not be under any obligation to take any action which is discretionary with the Trustee under the provisions hereof, the Trade Vendor L/C or the Mortgage except upon the written request of the Trade Committee. Subject to the provisions of Section 11.01(b) of this Agreement, the Trustee shall make available for inspection and copying by the Trade Committee and each Trade Vendor, each certificate or other paper furnished to the Trustee by the Company, by the Trade Committee, by any Trade Vendor, or by any other Person, under or in respect of this Agreement, the Trade Vendor L/C, the Mortgage, or any of the Trust Estate.

          SECTION 12.05 Moneys to Be Held in Trust. All Proceeds and other moneys and securities received by the Trustee under or pursuant to any provision of this Agreement, the Trade Vendor L/C or the Mortgage shall be held in trust for the purposes of which they were paid or held and the Trustee shall exercise reasonable care in the handling of any such Proceeds, other moneys and securities actually received by it.


          SECTION 12.06  Resignation and Removal of Trustee

          (a) The Trustee may at any time, by giving 30 days prior written notice to the Company and the Trade Committee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee by the Trade Committee and the acceptance of such appointment by such successor trustee. The Trustee may be removed at any time (with or without cause) and a successor trustee appointed by the Trade Committee, provided that the Trustee shall be entitled to its fees and expenses to the date of removal. If no successor trustee shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such removal, the Trustee shall, or the Trade Committee may, apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor trustee shall have been appointed as above provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by any successor trustee appointed by the Trade Committee as above provided.

          (b) If at any time the Trustee shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Trustee for any other cause, a successor trustee shall be appointed by the Trade Committee and the powers, duties, authority and title of the predecessor trustee terminated and cancelled without procuring the resignation of such predecessor trustee, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor trustee in writing, duly acknowledged, delivered to the predecessor trustee and the Company and filed for record in each public office, if any, in which this Agreement is required to be filed.

          (c)  The appointment and designation referred to in
Section 12.06(b) shall, after any required filing, be full evidence of the right and authority to make the same and this Agreement shall vest in such successor trustee, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record, if any, the successor trustee shall become fully vested with all the estates, properties, rights, remedies, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Trade Committee, the Company or its or their successor trustee, execute and deliver an instrument transferring to such successor all the estates, properties, rights, remedies, trusts, duties, authority and title of such predecessor hereunder and shall deliver all moneys and securities held by it to such successor trustee. Should any deed, conveyance or other instrument in writing from the Company be required by any successor trustee for more fully and certainly vesting in such successor trustee or trustees the estate, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee, be granted, acknowledged and delivered by the Company.

          (d) Any required filing for record of the instrument appointing a successor trustee as hereinabove provided shall be at the expense of the Company. The resignation of any trustee and the instrument or instruments removing any trustee, together with all other instruments, deeds and conveyances provided for in this Article XII shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Company, wherever this Agreement is recorded, registered and filed.

          SECTION 12.07 Trustee Appointed Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Company or its own name and in the place and stead of the Company, from time to time at the direction of the Trade Committee, to take, subject to Section 5.01(b), any action and to execute any instrument which the Trade Committee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing payment, rents, issues or profits or other distribution in respect of the Mortgaged Property or any part thereof and to give full discharge for the same.

        SECTION 12.08 Reasonable Care. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Trust Estate if the Trust Estate is accorded treatment substantially equal to that which the Trustee accords its own property and reasonable care is exercised by the Trustee in handling any moneys or securities in its possession, it being understood that neither the Trustee nor the Mortgage Trustee shall have any responsibility for taking any steps to preserve rights against any parties with respect to the Mortgaged
Property, except as expressly provided for by or in accordance with this Agreement.

                           ARTICLE XIII
                          MISCELLANEOUS

          SECTION 13.01 Amendment or Waiver. (a) None of the terms and conditions of this Agreement, the Trade Vendor L/C or the Mortgage may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Trustee with the consent of the Trade Committee. Any such amendment, waiver or modification shall be binding upon the Company, the Trade Committee, the Trade Vendors, and the Trustee and their respective successors and assigns.

          (b) Notwithstanding the provisions of paragraph (a), the Trustee and the Company may, at any time and from time to time, without the consent of the Trade Committee, enter into one or more agreements supplemental hereto or to the Mortgage, in form satisfactory to the Trustee, (i) to add to the covenants of the Company, for the benefit of the Trade Vendors, or to surrender any right or power herein conferred upon the Company, or (ii) to mortgage, pledge or grant a security interest in favor of the Trustee as additional security for the Trade Obligations any property or assets which are required to be mortgaged or pledged, or in which a security interest is required to be granted, to the Trustee pursuant to the Mortgage.

     SECTION 13.02. Subordination Agreement. Notwithstanding any provision of this Agreement to the contrary, the Trustee shall comply with the provisions of the Subordination Agreement, including without limitation, sections 8 and 12 thereof and shall not require the consent of the Trade Committee or any Trade Vendor to comply with any provision of the Subordination Agreement.

     SECTION 13.03. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex and telecopy communications) and shall be sent by registered or certified mail, return receipt requested, telex, telecopier or hand delivery;

          (a) If to the Company, to P.O. Box Drawer 947, Henderson, North Carolina 27536, Attention: Chief Financial Officer, or at such other address as shall be designated by it in a written notice to the Trustee and the Trade Committee;

          (b)  If to the Trustee, to its address at 333 East 68th
Street, New York, New York 10021, Attention: Michael J. Sherman, or at such other address as shall designated by it in a written notice to the Company and the Trade Committee;

          (c) If to any Trade Vendor, to it at the address specified from time to time in the list provided by the Company to the Trustee pursuant to Section 11.01.

          (d) If to the Trade Committee, c/o Mattel Toys, 333 Continental Boulevard, El Segundo, California 90295, Attention:
Dorthy Fee, or at such other address as shall be designated by it in a written notice to the Company and the Trustee, with a copy to Otterbourg, Steindler, Houston & Rosen, P.C., 230 Park Avenue, New York, New York 10169 Attention: Glenn B. Rice, Esq., counsel to the Trade Committee, or at such other address as shall be designated by such firm to the Company and the Trustee.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, (i) when delivered by hand, (ii) five Business Days after being deposited in the United States mail, postage prepared, (iii) when telexed with answerback received or (iv) when telecopied with receipt acknowledged.

          SECTION 13.04 Headings. Section, subsection and other headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 13.05 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 13.06 Claims Against Trustee. This Agreement is made for the benefit of the Trade Vendors, and the Trade Committee may from time to time enforce the rights of the Trade Vendors as explicit beneficiaries hereunder. Any claims or causes of action which the Trade Vendors or the Company shall have against the Trustee shall survive the termination of this Agreement and the termination of the Trust Estate hereunder.

          SECTION 13.07 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and, additionally, shall inure to the benefit of the Trade Committee and its successors and assigns and the Trade Vendors and their respective successors and assigns and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or the Trust Estate or any part thereof.

          SECTION 13.08 Governing Law. This Agreement and the rights and obligations hereunder of the Trade Committee and the Trade Vendors shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles of such State.

          SECTION 13.09  Counterparts.  This Agreement may be
executed in several counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 13.10  Termination.  This Agreement shall
terminate upon the earliest of (i) the expiration of the Trade
Vendor L/C, (ii) the final disposition of the Proceeds and any other property subject to this Agreement and (iii) the indefeasible payment in full of the Trade Obligations.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              M.J. SHERMAN & ASSOCIATES, INC.
                              as Trustee

                              By: _/s/ Michael J. Sherman____

                              Name: _Michael J. Sherman_______

                              Title: _President_______________


                              ROSE'S STORES, INC.

                              By: _/s/ R. Edward Anderson_____

                              Name: _R. Edward Anderson_______

                              Title: _President_______________
PAGE

NORTH CAROLINA                                    SECOND DEED OF TRUST,
                                                    ASSIGNMENT OF RENTS
VANCE COUNTY                                     AND SECURITY AGREEMENT


         THIS SECOND DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "Mortgage" or "Deed of Trust"), is made as of the 8th day of May, 1995, by and among ROSE'S STORES, INC., a Delaware corporation whose address is 218 South Garnett Street, Henderson, North Carolina 27536 ("Mortgagor"); SPRUILLCO, LTD., whose address is P.O. Box 10096, Raleigh, North Carolina 27605 ("Trustee"); and M. J. Sherman & Associates, Inc., a New York corporation, as trustee, whose address is 333 East 68th Street, New York, N.Y. 10021 ("Mortgagee" or "Ben-eficiary");


                   W I T N E S S E T H:

         WHEREAS, Mortgagor is now and may hereafter become indebted to the vendors of merchandise inventory held by Mort-gagor for sale in its various retail store facilities and in Mortgagor's Warehouse distribution facility located in Hender-son, N.C. and pursuant to the Letter of Credit and Mortgage Trust Agreement, dated as of the date hereof, between the Mortgagor and the Beneficiary (the "Trade Credit Trust Agree-ment") such vendors have required, as a condition to the ex-tension of such trade debt to Mortgagor, that Mortgagor execute and deliver to the Beneficiary for the benefit of such vendors this Mortgage as security for a part of such indebtedness;

         WHEREAS, pursuant to a Revolving Credit Agreement dated as of April 28, 1995 (as from time to time amended, supplemented, modified, extended or restated, the "Loan Agree-ment") among Mortgagor, The First National Bank of Boston ("FNBB") and CIT Group/Business Credit, Inc. ("CIT"; FNBB and CIT and any other lending institution that as of any date of determination is a "Bank" under the Loan Agreement are referred to herein collectively as the "Banks"), Mortgagor has executed and delivered to the Banks as beneficiary a First Deed of Trust, Assignment of Rents and Security Agreement dated as of April 27, 1995 (as from time to time amended, supplemented, modified, extended or restated, the "First Mortgage") constituting a first lien and security interest on the Mortgaged Property (as hereinafter defined);

         WHEREAS, the Banks and the Beneficiary have this date entered into a Subordination Agreement dated as of the date hereof (the "Subordination Agreement") setting forth the terms of the subordination of this Mortgage to the lien and security interest of the First Mortgage, and a copy of the Subordination Agreement is annexed hereto as Exhibit One; and

         WHEREAS, Mortgagor is the owner of the land situated in Vance County, North Carolina, and more particularly described on Exhibit A attached hereto and made a part hereof (the "Real Property"), together with all buildings and other improvements located thereon and appurtenances thereto;

         NOW, THEREFORE, in consideration of the indebtedness herein recited, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mort-gagor has bargained and sold and by these presents does hereby give, grant, bargain, sell, convey, remise, assign, release, set over, pledge and otherwise transfer unto Trustee, its successors and assigns, in trust, with power of sale, the following property, rights, privileges and franchises, whether now owned or hereafter acquired:

         1. The Real Property and appurtenances thereof and thereto, together with all buildings and improvements of every kind and description now or hereinafter erected or placed thereon and all fixtures attached to or contained in and used in connection therewith, including, but not by way of limitation, all shades, wall-to-wall carpeting, screens and screening, awnings, plants, shrubs, landscaping, fences, elevators, plumbing material, gas, electric and electronic equipment, and all solar, thermal, wind, heating, cooling, air conditioning and lighting fixtures, equipment and apparatus now or hereafter attached to or used in connection with the Real Property and improvements thereon, together with all additions, accessions, spare parts, fittings, special tools, renewals, replacements and substitutions of all or any part thereof (and all other items of property of the same class whether now owned or hereafter acquired) as well as the proceeds thereof (including insurance proceeds) (collectively, the "Improvements") (the Real Property and Improvements shall be collectively referred to as the "Premises");

         2. All licenses, permits, estates, interests or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire regarding the Premises;

         3. All easements, rights-of-way and rights used in connection with the Premises or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights related to the Premises;

         4. All awards and proceeds of condemnation or in-surance for the Real Property and Improvements or the Personal Property or any part thereof to which Mortgagor is entitled for any taking of or casualty to all or any part of the Real Prop-erty and Improvements or Personal Property (as hereinafter de-fined in paragraph 6) by condemnation or exercise of the right of eminent domain or casualty;

         5. All leases, subleases, rents, issues, revenues, royalties, rights, accounts, proceeds, fees and profits of the Premises, including but not limited to, all amounts generated from the business operations located on the Premises, and all estate, right, title and interest of every nature whatsoever of Mortgagor in and to the same, and leases, subleases and tenan-cies concerning the same (sometimes referred to herein as "Revenues"); and

         6. A security interest in any and all fixtures, machinery, equipment, furnishings, and other similar articles of tangible personal property now owned or hereafter acquired by Mortgagor attached to, located on, contained in, or used exclusively in connection with the Premises, or any portion thereof, and all renewals or replacements thereof or articles in substitution thereof, or accessions thereto, whether or not the same are or shall be attached to the Premises in any manner, whether now owned or hereafter acquired by Mortgagor, together with all proceeds of the foregoing.

         The items of personal property described in paragraphs
1-6 above are hereinafter collectively referred to as the "Personal Property". The property, rights, estates, and leases described in paragraphs 1 through 6 above, including the Personal Property and the Premises, are hereinafter collectively referred to as the "Mortgaged Property."

         TO HAVE AND TO HOLD the Mortgaged Property, with the appurtenances thereof, unto Trustee, its successors and assigns, in trust, however, for the uses and purposes herein set forth.

         Mortgagor covenants, warrants and agrees with Trustee and Mortgagee as follows:


                           ARTICLE I

                      OBLIGATIONS SECURED

         0.1 The Obligations. This Deed of Trust is executed to secure the following (collectively, the "Obligations"): (i) the payment and performance of the agreements and the Trade Obligations under the Trade Credit Trust Agreement, (ii) the Trade Debt Note, dated as of the date hereof in the maximum principal amount of $15,000,000.00 made by the Mortgagor to the Beneficiary (the "Trade Debt Note"), (iii) the payment and performance of the covenants and agreements contained in this Deed of Trust, and (iv) the payment of all additional sums as herein provided and agreed to be made by or on behalf of Mort-gagor, plus any sums advanced or expended by Mortgagee to pro-tect the security for the indebtedness secured hereby.

         0.2 Future Advances Secured. This Deed of Trust secures all present and future indebtedness owing by Mortgagor under the Trade Credit Trust Agreement, the Trade Debt Note and this Deed of Trust (as the same may be amended, amended and restated, supplemented, renewed, replaced or otherwise modified from time to time, (to the extent permitted by the Subordination Agreement) collectively, the "Loan Documents"). The amount of present obligations secured by this Deed of Trust is Fifteen Million Dollars ($15,000,000 ) and the maximum principal amount of present and future obligations which may be incurred under the Loan Documents and secured by this Deed of Trust at any one time is $15,000,000.00. All such future obligations shall be incurred on or before April 29, 1996, unless the time for incurring such obligations is extended to a date which, in no event, will be later than 15 years from the date hereof. Pursuant to the provisions of N.C.G.S. Section 45-67 et seq., this Deed of Trust secures the making of present and future advances incurred hereunder.

                           ARTICLE II

             COVENANTS AND AGREEMENTS OF MORTGAGOR
1.
         1.1 Payment of Obligations. Mortgagor shall pay the Obligations when due, all charges and fees secured by this Mortgage and shall otherwise comply with all terms of the Loan
Documents.

         1.2 General Warranty of Title. Mortgagor covenants with Mortgagee that it is seized of the Mortgaged Property in fee simple and has good right to bargain and sell the same in the manner and form as is above written, and that the same is free from all encumbrances whatsoever except those easements and exceptions listed in the lender's title insurance policy delivered to the Banks in connection with the Loan Agreement, which is hereby incorporated herein, and that Mortgagor will warrant and defend its title to the Mortgaged Property against the claims of all third parties whomsoever.

         1.3 Required Insurance; Delivery of Policies; Payment of Premiums. Mortgagor shall at all times provide, maintain and keep in force or cause to be provided, maintain and kept in force, at no expense to Trustee or Beneficiary, policies of insurance in form and amounts and issued by companies, associ-ations or organizations reasonably satisfactory to Beneficiary covering such casualties, risks, perils, liabilities and other hazards as may be required by Beneficiary, including but not limited to (i) insurance against loss or damage by fire and other risks covered by insurance commonly known as "All Risk" coverage in an amount sufficient to prevent the application of any co-insurance contributions on loss and in no event less than the then "full replacement cost" of the Improvements; (ii) rental and business interruption insurance; (iii) comprehensive general liability insurance on an "occurrence basis"; and (iv) boiler and machinery insurance. All such policies of insurance required by the terms of this Deed of Trust shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwith-standing any act or negligence of Mortgagor or any party holding under Mortgagor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set-off, counterclaim or deductions against Mortgagor.

         At Beneficiary's option all policies of insurance shall either have attached thereto a lender's loss payable en-dorsement for the benefit of Beneficiary in form satisfactory to Beneficiary or shall name Beneficiary as an additional insured, subject, in each case, to the rights of the Banks as the beneficiary under the First Mortgage. Mortgagor shall furnish Beneficiary with a certificate of insurance for each required policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the period of cov-erage. At least thirty (30) days prior to the expiration of each required policy, Mortgagor shall deliver to Beneficiary evidence satisfactory to Beneficiary of the payment of premium and the renewal or replacement of such policy continuing in-surance in the form required by this Deed of Trust. All such policies shall contain a provision that, notwithstanding any contrary agreement between Mortgagor and the insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrendered or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice to Beneficiary.

         1.4  Application of Insurance Proceeds.

              (a) Unless otherwise provided herein or in the Subordination Agreement, the proceeds of the insurance carried pursuant to this Mortgage shall be paid to the Mortgagee to be applied by Mortgagee toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

              (b) The proceeds of the insurance carried with respect to the Improvements, including builders risk in-surance, hazard insurance and flood hazard insurance, shall be paid to Mortgagee and applied as follows:

                            (i)   Except as provided in Section 2.4(d)
         below, if the amount of the proceeds does not exceed
         $10,000.00, the proceeds shall be paid to Mortgagor and shall be applied to the repair or replacement of the Improvements as necessary.

                           (ii)   Except as provided in Section 2.4(d)
         below, if the amount of the proceeds exceeds
         $10,000.00, the proceeds shall be paid to and held by the Banks under the First Mortgage for disbursement to Mortgagor as provided in the First Mortgage.

              (c) The Mortgagor will restore the Improvements using the insurance proceeds, or cause the same to be done, to a condition substantially equivalent to its condition prior to the occurrence of the event to which the proceeds were attributable.

              (d)  Notwithstanding the provisions contained in
    Section 2.4(b) above, and subject to the provisions of the Subordination Agreement, at the option of Mortgagee, all insurance proceeds shall be paid to Mortgagee to be applied against the balance due in respect of the Obligations if an Event of Default shall have occurred and be continuing.

         1.5 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Mortgagor in and to all policies of insurance required by this Mortgage shall inure to the benefit of and pass to Mortgagee or any purchaser or grantee of the Mortgaged Property, as the case may be.

         1.6  Indemnification; Subrogation; Waiver of Offset.

              (a)  If Mortgagee, its officers, employees,
    agents, or representatives, or Trustee, are made a party defendant to any litigation concerning this Mortgage or the Mortgaged Property or any part thereof, or interest therein, or in the construction, operation, or occupancy thereof by Mortgagor, then Mortgagor shall indemnify, de-fend and hold Mortgagee, its officers, employees, agents or representatives, and Trustee, harmless from all liability by reason of said litigation, including the attorneys' fees and expenses incurred by Mortgagee, its officers, employees, agents, or representatives, or Trustee, in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or because of the breach by Mortgagor of any of the terms hereof, or for the recovery of any sum secured hereby, Mortgagor shall pay to Mortgagee its attorneys' fees and expenses and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action and shall be enforceable, whether or not such action is prosecuted to judgment. If Mortgagor violates any term of this Mortgage, Mortgagee may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Mortgagor, Mortgagor shall pay Mortgagee its attorneys' fees and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach and such sums expended by Mortgagee, until paid by Mortgagor, shall accrue interest at the applicable rate under the Loan Documents from the date of such expenditure to the date of actual receipt of payment thereof by Mort-gagee, and shall be deemed a part of the indebtedness se-cured by this Mortgage.

              (b) Mortgagor waives any and all right to claim, or recovery against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

              (c)  All sums payable by Mortgagor hereunder
    shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (ii) any restriction or prevention of or any interference with any use of the Mortgaged Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (iv) any claim which Mortgagor has or might have against Mortgagee; (v) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor which remains uncured after the giving of any required notice and the expiration of any applicable grace period or, (vi) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing, which remains uncured after the giving of any required notice and the expiration of any applicable grace period. Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.

         1.7 Eminent Domain. Subject to the provisions of the Subordination Agreement, Mortgagor assigns to Mortgagee the amount, to the fullest extent permitted by law, up to the then outstanding balance of the Obligations, and any other sums se-cured hereby, of any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Mortgaged Property or any rights appurtenant thereto, and Mortgagee may, at its option, either apply the same to the Obligations or release the same to Mort-gagor without thereby incurring liability to any other person. Mortgagor agrees to execute such further assignments and agreements as may be reasonably required by Mortgagee to assure the effectiveness of this Section.

         1.8 Actions Affecting the Security of the Mortgage. Mortgagor shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee or Trustee. If any action or proceeding affecting the Mortgaged Property or any part thereof shall be commenced, to which action or proceeding Mortgagee or Trustee is made a party or in which the right to use the Mortgaged Property or any part thereof is threatened or in which, in the opinion of Mortgagee, it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by Mortgagee in connection therewith, including its attorneys' fees, shall be paid by Mortgagor, together with interest thereon at the applicable rate under the Loan Documents, and any such sum and the interest thereon shall be deemed to be part of the indebtedness secured by this Mortgage.

         1.9  Actions by Mortgagee to Preserve Security, etc.
In the event that Mortgagee is called upon to pay any sum of money to protect or sustain the lien of the Mortgage, all monies advanced or due hereunder shall become immediately due and payable, together with interest thereon at the applicable rate under the Loan Documents from the date of such advance to the date of the actual receipt of payment thereof by Mortgagee, and shall be deemed a part of the indebtedness secured by this Mortgage.

         In the event this Mortgage is placed in the hands of an attorney for the collection of any sum payable hereunder, Mortgagor agrees to pay all costs of collection, including without limitation, its attorneys' fees, costs and expenses, incurred by Mortgagee, either with or without the institution of any action or proceeding and in addition all costs, dis-bursements and allowances provided by law. All such costs of collection incurred pursuant to this Section shall be deemed to be part of the indebtedness secured by this Mortgage.

         1.10 Additional Security. In the event Mortgagee at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concur-rently with or after a foreclosure or sale hereunder without being deemed to have made an election thereby or of having ac-cepted the security provided hereby or the proceeds hereof or such additional security or the proceeds thereof in full settlement of the Notes.

         1.11 Inspections, etc. Upon reasonable notice to Mortgagor, Mortgagee, or its agents and Trustee are authorized to enter upon or in any part of the Premises for the purpose of inspecting the same or the Mortgaged Property and for the pur-pose of performing any of the acts they are authorized to per-form under the terms of this Mortgage and the other Loan Docu-ments.

         1.12 Further Assurance. Whenever requested by Mortgagee, and subject to the provisions of the Subordination Agreement, Mortgagor shall from time to time execute and record or file at Mortgagor's expense such supplementary mortgages, financing statements, and other chattel instruments as Mortgagee may reasonably require in order to insure that all the Mortgaged Property shall be subject to the lien created by this Mortgage and shall be security for the payment of the Notes as herein provided. In the event Mortgagor shall fail to execute and record supplementary mortgages, financing statements or other chattel instruments as required herein within ten (10) days after written request by Mortgagee, Mortgagor hereby irrevocably appoints Mortgagee its attorney-in-fact, coupled with an interest, to execute and deliver such supplementary mortgages, financing statements or other chattel instruments in the name of, and on behalf of, Mortgagor.

         1.13 Release of Security. Mortgagor agrees that no release by Mortgagee of all or any portion of the Mortgaged Property, or any other security for the Obligations, no subor-dination of lien, no forbearance on the part of Mortgagee to collect on the Loan, or any part thereof, no waiver of any right granted or remedy available to Mortgagee and no action taken or not taken by Mortgagee shall in any way diminish Mortgagor's obligations to Mortgagee or have the effect of releasing Mortgagor, from full responsibility to Mortgagee for the complete discharge of each of Mortgagor's obligations hereunder or under the Loan Documents.

2.
                          ARTICLE III

                    ASSIGNMENT OF REVENUES

         2.1 Assignment of Revenues. Mortgagor hereby assigns and transfers to Mortgagee the Revenues and hereby gives to and confers upon Mortgagee the right, power and authority to collect the same. Mortgagor irrevocably appoints Mortgagee its true and lawful attorney-in-fact, coupled with an interest, at the option of Mortgagee at any time and from time to time after an Event of Default as hereinafter defined has occurred, to demand, receive and enforce payment of, to give receipts, releases and to sue, in the name of Mortgagor or Mortgagee, for all the Revenues and apply the same to the indebtedness secured hereby; provided, however, that notwithstanding the foregoing, Mortgagor shall have the right to collect and apply to its own account the Revenues prior to, or at any time there is not, a continuing

Event of Default under the Mortgage. Mortgagee shall not be liable to Mortgagor for any action taken or omitted in connection with any Leases or rent or the operation of the Premises.

         2.2 Permits and Licenses. Mortgagor shall obtain and keep in effect throughout the term of this Mortgage all permits and licenses required for the operation of the Premises and Mortgagor shall submit to Mortgagee copies of all such permits and licenses and copies of all renewals thereof within 30 days of such renewals. All of such permits and licenses are hereby assigned to Mortgagee as additional collateral for the Notes to the extent permitted by applicable law.

3.
                          ARTICLE IV

                      SECURITY AGREEMENT

         3.1 Creation of Security Interest. Mortgagor hereby grants to Mortgagee a security interest in the Personal Prop-erty, including without limitation any and all property of similar type or kind hereafter owned by Mortgagor and located on or used in connection with the Premises for the purpose of securing all obligations of Mortgagor set forth in this Mort-gage. Mortgagor also grants to Mortgagee a security interest in the Revenues to the extent they are or may be considered "Personal Property".

         3.2  Warranties, Representations and Covenants of
Mortgagor with Respect to Personal-Property. Mortgagor hereby warrants, represents and covenants as follows:

              (a) Except for the security interest granted hereby, Mortgagor is, and as to portions of the Personal Property to be acquired after the date hereof, shall be the sole owner of the Personal Property. The Personal Property is free from any adverse lien, security interest, encumbrance or adverse claims thereon of any kind whatso-ever except the lien of taxes not due and payable and Permitted Liens. Mortgagor shall notify Mortgagee of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein.

              (b) The Personal Property is not used or bought for personal, family or household purposes.

              (c) All covenants and obligations of Mortgagor contained herein relating to the Mortgaged Property shall be deemed to apply to the Personal Property, whether or not expressly referred to herein.

              (d)  This Mortgage constitutes a "security
    agreement" with respect to the Personal Property and Rev-enues (to the extent such Revenues constitute personal property) as that term is used in the Uniform Commercial Code of the State of North Carolina.

4.
                           ARTICLE V

                       EVENTS OF DEFAULT

         Any one or more of the following shall constitute an Event of Default under this Mortgage after the expiration of any applicable cure or grace period:

         4.1  Monetary Default.

              (a) Failure of Mortgagor to make any payment required by the Loan Documents on the due date thereof.

              (b) Failure of Mortgagor to pay within ten (10) days of demand therefor by Mortgagee the amount of any costs, expenses or fees (including counsel fees) of Mort-gagee, or any other amounts due under any provision of the Loan Documents, with interest thereon as provided herein from the date of payment thereof by Mortgagee.

              (c) Failure to pay any insurance premium re-quired hereunder when the same shall be due or to exhibit to Mortgagee, within ten (10) days after the date called for, receipts showing payment of any insurance premium required hereunder.

         4.2 Uninsured Damage. Damage to any of the Im-provements or Personal Property in excess of $10,000.00 in any manner which is not covered by insurance required hereunder; provided, however, that the Mortgagor may cure such Event of Default by depositing funds with the Mortgagee within thirty
(30) days of the occurrence of such damages in an amount nec-essary to repair or replace the Improvements or Personal Prop-erty, which funds shall be held by the Mortgagee and shall be advanced by the Mortgagee to Mortgagor upon the presentment of invoices for such repair or replacement in accordance with standard construction loan disbursement procedures.

         4.3 Change in Laws. The passage of any law changing in any way the taxation of mortgages or debts secured thereby, if Mortgagor cannot or does not pay the same within thirty (30) days of written notice of demand therefor; provided that, if Mortgagor does make such payment, it shall be without prepayment premium.

         4.4 Breach of Warranty. If any representation or warranty by Mortgagor in the Loan Documents or any certificate, statement or report heretofore or hereafter made shall be untrue in any material respect at the time when made.

         4.5 Insurance. Failure of Mortgagor to maintain or cause to be maintained any of the insurance required under this Mortgage.

         4.6 Breach of Covenants or Agreements. Failure of Mortgagor to fully comply with or perform any other covenant, agreement, or other obligation of Mortgagor contained in this Mortgage within thirty (30) days after notice thereof from Mortgagee.

5.
                          ARTICLE VI

                           REMEDIES

         In the event that one or more of the Events of Default as above provided shall occur, the remedies available to Mortgagee shall include, but not necessarily be limited to, any one or more of the following, subject, however, to the limita-tions set forth in the Subordination Agreement:

         5.1 Acceleration. Mortgagee may declare the entire unpaid balance of the Obligations, together with all accrued interest thereon, immediately due and payable without notice.

         5.2 Rights Under Uniform Commercial Code. Mortgagee may exercise any or all of the remedies available to a secured party under the North Carolina Uniform Commercial Code, in-cluding but not limited to:

              (a)  To take possession of all or any of the
    Personal Property and exclude therefrom Mortgagor and all others claiming under Mortgagor, and thereafter to hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and im-provements to and exercise all rights and powers of Mort-gagor in respect to the Personal Property or any part thereof. In the event Mortgagee demands or attempts to take possession of the Personal Property in the exercise of any rights hereunder, Mortgagor promises and agrees to promptly turn over and deliver complete possession thereof to Mortgagee;

              (b) Without notice to or demand upon Mortgagor, to make such payments and do such acts as Mortgagee may deem necessary to protect its security interest in the Personal Property including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the secu-rity interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith; provided, however, that the foregoing shall not constitute, or be deemed to constitute, a consent to any prior lien charge or encumbrance;

              (c) To require Mortgagor to assemble the Per-sonal Property or any portion thereof, at a place desig-nated by Mortgagee and reasonably convenient to both par-ties, and to promptly deliver such Personal Property to Mortgagee, or an agent or representative designated by it. Mortgagee, and its agents and representatives shall have the right to enter upon any or all of Mortgagor's premises and property to exercise Mortgagee's rights hereunder;

              (d) To sell, lease or otherwise dispose of the Personal Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Mortgagee may determine.

    Mortgagee may be a purchaser at any such sale, and unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least five (5) days prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof. Such notice may be mailed to Mortgagor at the address hereinafter set forth for notices.

         5.3 Foreclosure: Power of Sale. Mortgagee may apply to Trustee to foreclose on all or any part of the Mortgaged Property, and upon application of the Mortgagee, it shall be lawful for and the duty of Trustee, and it is hereby authorized and empowered to expose to sale and sell at one or more sales all or any part of the Mortgaged Property. Any sale or sales of the Mortgaged Property by Trustee under the power of sale herein granted, shall be made in accordance with the applicable requirements of the laws of the State of North Carolina relating to the foreclosure of deeds of trust under a power of sale. The terms of the sale shall be cash upon completion of the sale or upon such other and additional terms as Trustee deems necessary, proper or convenient, except as specifically limited by applicable law or court rule. Such sale or sales may be of the entire Mortgaged Property as a unit or of such parts or parcels of the Mortgaged Property as Trustee deems necessary, proper or convenient. Trustee may adjourn from time to time any sale to be made hereunder. Should Trustee sell only a portion of the Mortgaged Property, this Mortgage shall remain a lien upon such unsold portion of the Mortgaged Property and Mortgagee may apply to Trustee to foreclose on all or any part of such unsold portion of the Mortgaged Property pursuant to this Section.

         Trustee may require the successful bidder at any sale to deposit immediately with the Trustee cash or certified check in an amount not to exceed twenty-five percent (25%) of the bid, provided notice of such requirement is contained in the advertisement of sale. The bid may be rejected if deposit is not immediately made, and thereupon, the next highest bidder may be declared to be the purchaser upon such bid by making the required deposit. The deposit shall be applied to the purchase price, unless there is a resale, in which event the deposit shall be returned. Trustee shall deliver to the purchaser or purchasers at any sale or sales a Trustee's deed conveying Trustee's full title to the Mortgaged Property upon such pur-chaser or purchasers having complied with all of the provisions of the sale or sales, including payment of all of the purchase price in cash.

         In the event the amount due on the principal debt hereby secured and the interest thereon shall be paid after the filing of a foreclosure proceeding, but before sale of the Mortgaged Property, the Mortgagor shall also be required to pay all of the expenses of any advertisement or sale, all court costs, and all other expenses incident to or resulting from the foreclosure proceedings under this Mortgage, including the reasonable fees of Trustee, not to exceed three percent (3%) of all sums due under the Obligations, and the reasonable fees of any counsel for Trustee or Mortgagor, but if legal services are rendered in connection with any contested matter with respect to the foreclosure proceeding, the status or priority of the lien and security interest of this Mortgage or otherwise, then such counsel fees and expenses as may have been incurred by Trustee or Mortgagor, even if greater than the aforementioned amount, or in such lesser maximum amount as may be permitted by applicable law; provided, however, that the foreclosure may be proceeded with unless, prior to the date on which the sale is scheduled, payment is made by the Mortgagor of the principal and interest, cost, expenses, commissions and fees, as provided herein.

         Upon the sale(s) made under or by virtue of this paragraph, Mortgagee may bid for and acquire the Mortgaged
Property or any part thereof.

         5.4 Additional Remedies. Upon the occurrence of an Event of Default, Mortgagee may proceed against the Personal Property and Revenues (to the extent such Revenues constitute personal property) as provided in and in accordance with Article 9, Part 5 of Chapter 25 of the North Carolina Statutes as then in effect, or its election, may proceed as to the Premises, the Personal Property and Revenues in accordance with its rights and remedies thereto and those granted to the Trustee, all as set forth in this Deed of Trust.

         5.5 Additional Provisions. Mortgagor expressly agrees as follows:

              (a) No waiver of any default shall at any time thereafter be held to be a waiver of any rights of Mort-gagor or Trustee stated anywhere in the Loan Documents, nor shall any waiver of a prior default operate to waive any subsequent default or defaults.

              (b) The obtaining of a judgment or decree on the Obligations, whether in the State of North Carolina or elsewhere, shall not in any manner affect the lien of this Mortgage upon the Mortgaged Property, and the debt repre-sented by said judgment or decree shall be secured hereby to the same extent as the Obligations are now secured.

              (c)  The only limitation upon the foregoing
    agreements as to the exercise of Mortgagee's remedies are that there shall be but one full and complete satisfaction of the indebtedness secured hereby.

         5.6 Remedies Not Exclusive. Mortgagee shall be en-titled to enforce payment of any indebtedness secured hereby and performance of all obligations contained herein and to exercise all rights and powers under this Mortgage and the Loan Documents, or any laws now or hereafter in force, notwithstand-ing some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may in its absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given to Mortgagee or to which it may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee and it may pursue inconsistent remedies.

6.
                          ARTICLE VII

                         MISCELLANEOUS

         6.1  Statements by Mortgagor.  Mortgagor, within ten
(10) days after request in person or within twenty (20) days after request by mail, shall furnish to Mortgagee or any person, firm or corporation designated by Mortgagee, a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no offsets or defenses exist against such debt; or, if such offsets or defenses are alleged to exist, full information with respect to such alleged offsets and/or defenses.

         6.2 Subsequent Appraisals. Mortgagor acknowledges that Mortgagee may, from time to time, obtain appraisals on the Mortgaged Property. Mortgagor agrees to cooperate with Mort-gagee in connection with obtaining such appraisals, including making the Mortgaged Property available for inspection at rea-sonable times.

         6.3 Successors and Assigns. In the event title to the Mortgaged Property or any portion thereof becomes vested in any person or entity other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or suc-cessors in interest with reference to this Mortgage and the debt hereby secured in the same manner as with Mortgagor and may alter the interest rate and/or alter or extend the terms of payment of the debt secured hereby without notice to Mortgagor, and such action shall in no way affect the liability of Mort-gagor hereunder or under the Notes or the lien or priority of this Mortgage with respect to any part of the Mortgaged Prop-erty. All provisions of this Mortgage shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns, except as otherwise herein expressly provided.

         6.4 Notices. All notices, requests, demands and other communications, provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex and telecopy communications) and shall be sent by registered or certified mail, return receipt requested, telex, telecopier or hand delivery to; (a) if to Mortgagor, 218 South Garnett Street, Henderson, North Carolina 27536 Attn: President; (b) if to Trustee, 3600 Glenwood Avenue, Raleigh, North Carolina 27612
Attn: Alan Peterson; and (c) if to Beneficiary, to (i) M.J. Sherman & Associates, Inc., as trustee, 333 East 68th Street, New York, N.Y. 10021 Attn: Michael J. Sherman and to (ii) Otterbourg, Steindler, Houston & Rosen, P.C. at 230 Park Avenue, New York, N.Y. 10169 Attn: Glenn Rice.

         6.5 Modification in Writing. This Mortgage may not be changed, terminated or modified orally or in any other manner than by an instrument in writing signed by the party against whom enforcement is sought.

         6.6 Captions. The captions or headings at the be-ginning of each Paragraph hereof are for the convenience of the parties and are not a part of this Mortgage.

         6.7 Invalidity of Certain Provisions. If any term, clause or provision of this Mortgage shall be adjudged to be invalid, the validity of the remainder shall not be affected thereby, and each such term, clause or provision shall be valid and enforceable to the fullest extent permitted by law. If the lien of this Mortgage is adjudged to be invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured portion of the debt as determined by Mortgagee may at Mortgagee's option be declared due and payable and shall be completely paid prior to the payment of the secured portion of the debt, and all payments made on the debt, whether voluntary or otherwise, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Mortgage.

         6.8 Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the State of North Carolina.

         6.9 Terms. The words "Mortgagor," "Mortgagee," "Beneficiary," and "Trustee" together with any pronoun or pro-nouns in connection therewith (and the possessive form of any such pronoun or pronouns), shall include the singular, plural, masculine, feminine and neuter, as the context may require. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders, as the context may require. Any list of one or more items preceded by the word "including" shall not be deemed limited to the stated items but shall be without limitation.

         6.10 Removal or Appointment of Trustees. Mortgagee, its successors or assigns, is hereby authorized and empowered at any time or timed hereafter, at its option, without notice and without specifying any reason for its action, to remove Trustee or any successor Trustee hereunder, and in such event or in the event of the death, resignation, or other incapacity of any Trustee hereunder, to appoint a successor in his place and stead by an instrument duly recorded in the office where this Mortgage is recorded, and such new Trustee shall thereupon become vested with all the rights, powers, duties and obligations herein conferred upon Trustee.

         6.11  Statute Inapplicable.  The provisions of N.C.
Gen. Stat. Sec. 45-45.1 or any similar statute hereafter enacted in replacement or substitution thereof shall be inapplicable to this Deed of Trust.

         6.12 Additional Obligations Secured. Mortgagor agrees that any amounts advanced or expended by Mortgagee on behalf of Mortgagor as provided in the Loan Documents, or oth-erwise advanced by Mortgagee to protect its security interest in and lien on the Mortgaged Property, shall accrue interest at the applicable rate under the Loan Documents and shall be deemed a part of the indebtedness secured by this Mortgage.

         6.13 Subordination Agreement. Mortgagor is not a third party beneficiary of the Subordination Agreement and is not entitled to enforce or employ as a defense any of the pro-visions thereof. All references herein to the Subordination Agreement are for the benefit of the Banks and in furtherance of the provisions of the Subordination Agreement.

         BUT THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST:
If the total amount of the debt, interest, advances and other sums secured hereby is paid in full in accordance with the terms of the Loan Documents, this conveyance shall be null and void and title shall revest in Mortgagor as provided by law.

         IN WITNESS WHEREOF, Mortgagor has caused this in-strument to be executed under seal by its duly authorized of-ficers as of the day and year first above written.

                             ROSE'S STORES, INC.
                             a Delaware corporation


                             By: /s/ R. Edward Anderson
                                 R. Edward Anderson
                                 President

ATTEST:


/s/ G. Templeton Blackburn, II
    Secretary

(CORPORATE SEAL)

STATE OF NORTH CAROLINA

COUNTY OF VANCE

         I, a Notary Public for said County and State afore-
said, do hereby certify that R. Edward Anderson   personally
appeared before me this day, who, being by me duly sworn, says
he is    ------     President of ROSE'S STORES, INC., a corpo-
ration, that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, that said writing was signed and sealed by him in behalf of said corpo-ration by its authority duly given, and that the said
R. Edward Anderson acknowledged the said writing to be the act and deed of the corporation.

         Witness my hand and official stamp or seal, this the
 10th   day of    May  , 1995.


                         /s/Pamela E. Harlow
                        Notary Public

My Commission Expires:

        11/25/95
         (SEAL)

Our Ref. No.: I-031-LACO-50090180      Date:
                                       May 8, 1995

Beneficiary:                           Applicant:
M.J. Sherman & Associates, Inc.        Rose's Stores, Inc.
  as Trustee                           218 South Garnett Street
333 East 68th Street                   Henderson, NC  27536
New York, N.Y.  10021



Gentlemen/Ladies:

         We hereby open in your favor our Irrevocable Credit for a sum or sums not exceeding a total of US $5,000,000 (FIVE MILLION US DOLLARS) (such amount, as reduced from time to time pursuant to the terms hereof, the "Maximum Drawing Amount") available by your draft by 5:00 p.m., Boston time, on the business day following the business day of presentment on The First National Bank of Boston, Boston, Massachusetts effective the date hereof and expiring at Boston, Massachusetts on April 29, 1996 subject to automatic extension to a date no later than May 30, 1996 on the terms and conditions set forth below.

For the Account of:
Rose's Stores, Inc.
218 South Garnett Street
Henderson, NC  27536

Additional details:
This letter of credit is issued to provide support for the beneficiary as representative of certain trade creditors of the Applicant pursuant to a certain Letter of Credit and Mortgage Trust Agreement dated as of the date hereof between the Ap-plicant and the Beneficiary and is being requested by Applicant pursuant to the Revolving Credit Agreement dated as of April 28, 1995 (as from time to time amended, supplemented, modified, extended or restated, the "Credit Agreement") among Applicant, the lending institutions party thereto, The First National Bank of Boston as administrative agent and The First National Bank of Boston and The CIT Group/Business Credit, Inc. as facility agents.

 DRAFT MUST BE ACCOMPANIED BY:

         Your certified statement, purportedly signed by Michael J. Sherman, reading as follows:

         "I am Michael J. Sherman, an authorized
         agent of M.J. Sherman & Associates, Inc. as trustee (the "Trustee") under that certain
         Letter of Credit and Mortgage Trust Agree-ment dated as of May 8, 1995 between Rose's

         Stores, Inc. and the Trustee (the "Trust
         Agreement"). The amount of this drawing, US$__________, under the First National Bank of Boston Irrevocable Letter of Credit
         No. I-031-LACO-50090108 does not exceed the maximum drawing amount thereunder. The
         Trustee has received a "Draw Notice" under and as defined in the Trust Agreement. I certify that after May 8, 1995 and on or prior to the date hereof, Rose's Stores, Inc. has commenced a bankruptcy case under section 301 of title 11 of the United States
         Code, which case has not been dismissed as of the date hereof."

                          OR

         "I am Michael J. Sherman, an authorized
         agent of M.J. Sherman & Associates, Inc. as trustee (the "Trustee") under that certain
         Letter of Credit and Mortgage Trust Agree-ment dated as of May 8, 1995 between Rose's
         Stores, Inc. and the Trustee (the "Trust
         Agreement"). The amount of this drawing, US$__________, under the First National Bank of Boston Irrevocable Letter of Credit
         No. I-031-LACO-50090108 does not exceed the maximum drawing amount thereunder. The
         Trustee has received a "Draw Notice" under and as defined in the Trust Agreement. I certify that there has occurred a default in the payment of principal or interest on the Loans under and as defined in that certain
         Revolving Credit Agreement dated as of April
         28, 1995 (as amended or modified from time to time) among Rose's Stores, Inc., the lending institutions parties thereto, The
         First National Bank of Boston and The CIT
         Group/Business Credit, Inc. as Facility
         Agents and The First National Bank of Boston as Administrative Agent and that, as of the date hereof, such payment default has con-tinued for a period of at least thirty (30) days and has not been cured or waived as of the date hereof."

                          OR

         "I am Michael J. Sherman, an authorized
         agent of M.J. Sherman & Associates, Inc. as trustee (the "Trustee") under that certain
         Letter of Credit and Mortgage Trust Agree-ment dated as of May 8, 1995 between Rose's
         Stores, Inc. and the Trustee (the "Trust
         Agreement"). The amount of this drawing, US$__________, under the First National Bank of Boston Irrevocable Letter of Credit
         No. I-031-LACO-50090108 does not exceed the maximum drawing amount thereunder. The
         Trustee has received a "Draw Notice" under and as defined in the Trust Agreement. I certify that The First National Bank of

         Boston as administrative agent under that certain Revolving Credit Agreement dated as of April 28, 1995 (as amended or modified from time to time) among Rose's Stores, Inc.
         ("Rose's"), the lending institutions parties thereto, The First National Bank of Boston and The CIT Group/Business Credit, Inc. as
         Facility Agents and The First National Bank of Boston as Administrative Agent has, by notice in writing to Rose's, declared all amounts owing with respect to the Credit
         Agreement and the Notes referenced therein to be immediately due and payable."

         Presentations must be made to us at:

         150 Federal Street, 4th Floor
         Boston, Massachusetts  02110
         Attention: Trade Services


         Each draft must bear upon its face the clause: "Drawn under Irrevocable Letter of Credit No. I-031-LACO-50090108 dated
May 8, 1995 of the First National Bank of Boston, Boston,
Massachusetts."

         This letter of credit shall be automatically extended to a date no later than May 30, 1996 upon our receipt on or after April 2, 1996 and on or before April 29, 1996 of a cer-tified statement, purportedly signed by Michael J. Sherman, reading:

         "I am Michael J. Sherman, an authorized agent of M.J. Sherman & Associates, Inc. as trustee (the "Trustee") under that certain Letter of Credit and Mortgage Trust Agreement dated as of May 8, 1995 between Rose's Stores, Inc. and the Trustee (the "Trust Agreement"). I certify that there has occurred a default in the payment of principal or interest on the Loans under and as defined in that certain Revolving Credit Agreement dated as of April 28, 1995 (as amended or modified from time to time) among Rose's Stores, Inc., the lending institutions parties thereto, The First National Bank of Boston and The CIT Group/Business Credit, Inc. as Facility Agents and The First National Bank of Boston as Administrative Agent (a "Payment Default") and that, as of the date hereof, such Payment Default is continuing and has not been cured or waived. Pursuant to that certain Subordination Agreement dated as of May 8, 1995 (as amended or modified from time to time) among M.J. Sherman & Associates, Inc., The First National Bank of Boston and The CIT Group/Business Credit, Inc., the Trustee has the right to extend the expiration date of your Irrevocable Letter of Credit No. I-031-LACO-50090108 to May [state date in May], 1996 (the "Extension

         Date"), which is thirty one (31) days after the date of occurrence of the Payment Default. Accordingly, I direct you to extend the expiration date of Irrevocable Letter of Credit No. I-031-LACO-50090108 to the Extension Date, which date is on or before May 30, 1996."


         This letter of credit may be cancelled at the option of the Beneficiary prior to its current expiration date as provided for herein, upon our receipt of: (1) the original of this letter of credit accompanied by (2) Beneficiary's signed and written consent to cancel same.

         This letter of credit shall be reduced from time to time upon our receipt of a signed and written reduction request from the Beneficiary, reading: "We hereby authorize a reduction of US$_________ to a new aggregate amount of US$_________ under your letter of credit number I-031-LACO-50090108."

         This letter of credit can be drawn only once whereupon it shall be automatically and irrevocably cancelled.

         Except so far as otherwise expressly stated herein, this letter of credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision), International
Chamber of Commerce, Publication No. 500.

         We hereby engage with you that a draft presented to us under and in compliance with the terms of this letter of credit will be duly honored if presented to us not later than 5:00 p.m., Boston time, on or before April 29, 1996 subject to extension to 5:00 p.m., Boston time, on a date no later than May 30, 1996 on the terms and conditions set forth above.

         Kindly address all correspondence regarding this letter of credit to the attention or our Letter of Credit Op-erations, P.O. Box 1763, Boston, Massachusetts 02105, or 150 Federal Street, 4th Floor, Boston, Massachusetts 02110, Atten-tion: Robert Marshall.


                             Very truly yours,

                             /s/ Catriona M. Kent-Sheehan

                             Authorized Signature